UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 12, 2004


                                  MOLIRIS CORP.
             (Exact Name of registrant as specified in its charter)


           FLORIDA                     0-33473                    06-1655695
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


                       3221 COLLINSWORTH STREET, SUITE 140
                             FORT WORTH, TEXAS 76107
                    (Address of principal executive officers)


                                 (817) 335-5900
              (Registrant's telephone number, including area code)


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ITEM 8.01.  OTHER EVENTS

     On November 12, 2004, the Board of Directors of Moliris Corp. adopted a resolution authorizing a 4 for 1 split in their Class A stock. Class A stockholders on record will receive 4 shares for each 1 share held on November 12, 2004. The total of number of outstanding after the 4 for 1 split is 46,540,000.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MOLIRIS CORP.


                                 By:  /s/ Clyde Parks
                                      ----------------------------------------
                                      Its: President and Chief Executive Officer

Date: November 12, 2004